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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 12, 2006

                             REX STORES CORPORATION
             (Exact name of registrant as specified in its charter)

           Delaware                    001-09097                     31-1095548
(State or other jurisdiction     (Commission File No.)    (IRS Employer Identification No.)
      of incorporation)

    2875 Needmore Road, Dayton, Ohio                       45414
 (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (937) 276-3931

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 1.01 Entry into a Material Definitive Agreement

         On April 12, 2006, the Compensation Committee of the Board of Directors of REX Stores Corporation (the "Company") approved the following cash bonuses to executive officers and a director for fiscal 2005:

         Name                          Title                                           Fiscal 2005 Bonus
         ----                          -----                                           -----------------
         Stuart Rose                   Chairman and Chief Executive Officer                  $ 1,154,360
         David Bearden                 President                                                  23,750
         Douglas Bruggeman             Vice President-Finance and Treasurer                       60,180
         David Fuchs                   Vice President-Management Information Systems              60,180
         Philip Keller                 Vice President-Store Operations                            91,229
         Keith Magby                   Vice President-Operations                                  90,270
         Zafar Rizvi                   Vice President-Loss Prevention                             90,961
         Lawrence Tomchin              Director                                                  269,832


         The annual cash bonuses for fiscal 2005 were generally based upon earnings as a percentage of net sales and revenue. Mr. Rizvi's bonus included inventory shrinkage goals and is calculated and paid quarterly. Amount shown does not include payments earned prior to Mr. Rizvi being appointed an executive officer in May 2005. Mr. Bearden's annual cash bonus was based upon earnings of the Company's retail business and prorated 25% for time of service under the terms of his employment agreement. Mr. Bearden joined the Company in October 2005.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    REX STORES CORPORATION


Date: April 14, 2006                By:  /s/ DOUGLAS L. BRUGGEMAN
                                         ------------------------
                                         Name:  Douglas L. Bruggeman
                                         Title: Vice President-Finance,
                                                Chief Financial Officer and
                                                Treasurer


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